UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2023

ATLANTIC COASTAL ACQUISITION CORP. II

(Exact name of registrant as specified in its charter)

Delaware	001-41224	87-1013956
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6 St Johns Lane, Floor 5 New York, NY	10013
(Address of principal executive offices)	(Zip Code)

(248) 890-7200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one share of Series A common stock, $0.0001 par value, and one-half of one redeemable warrant	ACABU	The Nasdaq Stock Market LLC
Shares of Series A common stock included as part of the units	ACAB	The Nasdaq Stock Market LLC
Warrants included as part of the units, each whole warrant exercisable for one share of Series A common stock at an exercise price of $11.50	ACABW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

General

On December 11, 2023, Atlantic Coastal Acquisition Corp. II, a Delaware corporation (“ACAB”), Abpro Merger Sub Corp., a Delaware corporation (“Merger Sub”), and Abpro Corporation, a Delaware corporation (the “Company” or “Abpro”), entered into a business combination agreement (the “Business Combination Agreement”). The terms of the Business Combination Agreement, which contains customary representations and warranties, covenants, closing conditions, termination provisions and other terms relating to the Merger (defined below) and the other transactions contemplated thereby, are summarized below. Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings given to them in the Business Combination Agreement.

The Business Combination Agreement

Structure of the Transaction

Pursuant to the Business Combination Agreement, on the Closing Date (as defined in the Business Combination Agreement), Merger Sub, a newly formed, wholly-owned direct subsidiary of ACAB, will be merged with and into the Company (the “Business Combination,” together with the other transactions related thereto, the “Proposed Transactions”), with the Company surviving the Business Combination as a wholly-owned direct subsidiary of ACAB (the “Surviving Company”). In connection with the consummation of the Business Combination, ACAB will change its corporate name to “Abpro Corporation”. The respective boards of directors of ACAB and Abpro have duly approved the Business Combination Agreement and the transactions contemplated thereby.

Conversion of Securities

Immediately prior to the effective time of the Business Combination (the “Effective Time”), the Company will cause (i) all outstanding Company convertible notes to be converted into shares of Company Common Stock, (ii) all outstanding Company warrants to acquire equity securities of the Company to be converted into a number of shares of shares of Company Common Stock and (iii) the Company Preferred Shares (including those shares resulting from the convertible notes conversion and warrant conversion) that are issued and outstanding immediately prior to the Effective Time to be converted into shares of Company Common Stock.

At the Effective Time, by virtue of the Business Combination and without any action on the part of ACAB, Merger Sub, the Company or the holders of any of the Company’s securities:

(i)

All shares of Company Common Stock issued and outstanding immediately prior to the Effective Time will be canceled and converted into the right to receive the number of newly issued ACAB Series A Common Stock (as defined below) (the “ACAB New Common Shares”) based on the Exchange Ratio (as defined in the Business Combination Agreement);

(ii)

All shares of Company Common Stock and Company Preferred Shares held in the treasury of the Company will be canceled without any conversion thereof and no payment or distribution will be made with respect thereto;

(iii)

Each share of capital stock of Merger Sub issued and outstanding immediately prior to the Effective Time will be converted into and exchanged for one validly issued, fully paid and nonassessable share of ACAB New Common Shares;

(iv)

Each Company option that is outstanding immediately prior to the Effective Time, whether vested or unvested, will be converted into an option to purchase a number of ACAB New Common Shares (such option, an “Exchanged Option”) equal to the product (rounded down to the nearest whole number) of (i) the number of shares of Company Common Stock subject to such Company option immediately prior to the Effective Time and (ii) the Exchange Ratio (as defined in the Business Combination Agreement), at an exercise price per share (rounded up to the nearest whole cent) equal to (A) the exercise price per share of such Company option immediately prior to the Effective Time divided by (B) Exchange Ratio. Except as specifically provided in the Business Combination Agreement, following the Effective Time, each Exchanged Option will continue to be governed by the same terms and conditions (including vesting and exercisability terms) as were applicable to the corresponding former Company option immediately prior to the Effective Time; and

(v)

Each unvested Company restricted stock unit that is either held by a Company employee or held by a member of the Post-Closing Board, shall be converted into a restricted stock unit representing the right to receive on settlement, a number of ACAB New Common Shares equal to the Exchange Ratio.

Earnout

During period that is five years from the Closing (the “Earnout Period”), current equityholders of the Company will be entitled to receive Earnout Shares promptly after the occurrence of certain triggering events in accordance with their respective Earnout Shares. The Earnout Shares will vest in three equal tranches based on the volume-weighted price per ACAB New Common Share for at least 20 trading days in any 30-day trading period during the Earnout Period equaling or exceeding $13.00, $15.00 or $18.00.

Proxy Statement

As promptly as practicable after the date of the Business Combination Agreement, (i) ACAB and the Company will prepare and file with the Securities and Exchange Commission (the “SEC”) a proxy statement/prospectus (as amended or supplemented from time to time, the “Proxy Statement/Prospectus”) to be sent to the existing ACAB Stockholders prior to the Closing relating to the ACAB Special Meeting of the Stockholders to be held to consider approval and adoption of (A) the Business Combination Agreement and the Proposed Transactions, (B) the second amended and restated certificate of incorporation of ACAB (the “Proposed Charter”), (C) a separate proposal with respect to certain governance provisions in the Proposed Charter, (D) a director election proposal, (E) the issuance of ACAB New Common Shares in connection with the conversion of securities described above, (F) an employee stock purchase plan, (G) each other proposal that either the SEC or The Nasdaq Stock Market indicates is necessary in its comments, (H) any other proposals the parties deem necessary to effectuate the Business Combination, and (I) a proposal for the postponement or adjournment of the ACAB Stockholders Meeting, if necessary, to permit further solicitation of proxies because there are not sufficient votes to approve and adopt any of the foregoing (collectively, the “ACAB Proposals”) and (ii) ACAB will prepare and file with the SEC a registration statement on Form S-4 (the “Registration Statement”), in which the Proxy Statement/Prospectus will be included as a prospectus, in connection with the registration under the Securities Act of 1933, as amended (the “Securities Act”), of ACAB New Common Shares to be issued to the Company Stockholders pursuant to the Business Combination Agreement.

Stock Exchange Listing

ACAB will use its reasonable best efforts to cause the ACAB New Common Shares to be issued in connection with the Proposed Transactions to be approved for listing on the Nasdaq Capital Market or a comparable exchange (“Nasdaq”) at Closing (as defined in the Business Combination Agreement). Until the Closing, ACAB shall use its reasonable best efforts to keep the ACAB Common Shares and ACAB Warrants listed for trading on Nasdaq.

Representations, Warranties and Covenants

The Business Combination Agreement contains representations, warranties and covenants of each of the parties thereto that are customary for transactions of this type. ACAB has also agreed to take all action within its power as may be necessary or appropriate such that, effective immediately after the Closing, the ACAB board of directors will be composed of a total of five directors, which directors shall include one individual designated by ACAB and four individuals designated by the Company, and a majority of such individuals shall be determined to qualify as “independent directors” under the listing rules of Nasdaq.

Conditions to Closing

The obligations of ACAB and the Company to consummate the Business Combination are subject to certain closing conditions, including, but not limited to, (i) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (ii) the absence of any law or governmental order or other legal restraint or prohibition preventing the consummation of the Business Combination, (iii) the Registration Statement being declared effective under the Securities Act, (iv) the ACAB New Common Shares to be issued in connection with the Business Combination having been approved for listing on Nasdaq, (v) the approval of certain of the ACAB Proposals by ACAB’s stockholders, (vi) obtaining the Company’s written consent approving the Business Combination; (vii) ACAB having at least $5,000,001 of net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended) remaining after the Closing; and (viii) ACAB arranging for binding commitments of at least $8.7 million in available closing cash consisting of funds in the Trust Account (after reduction for payments made in connection with redemptions by ACAB stockholders) plus any funds available pursuant to a PIPE Financing, forward purchase agreement, equity line of credit, convertible note financing and other sources of financing, less any Unpaid SPAC Expenses, as described in the Business Combination Agreement, subject to the Company’s waiver of such amount.

Termination

The Business Combination Agreement may be terminated under certain circumstances prior to the Closing, including, but not limited to, (i) by mutual written consent of ACAB and the Company, (ii) by the Company if ACAB breaches its representations, warranties or covenants such that the conditions set forth in the Business Combination Agreement would not be satisfied, and such party fails to cure such breach (other than for certain limited exceptions), (iii) by ACAB if the Company breaches its representations, warranties or covenants such that the conditions set forth in the Business Combination Agreement would not be satisfied, and such party fails to cure such breach (other than for certain limited exceptions), (iv) by either ACAB or the Company if the Business Combination is not consummated by June 1, 2024, (v) by either ACAB or the Company if any governmental entity issues an order or taken any other action permanently enjoining, restraining or otherwise prohibiting the Business Combination and such order or other action has become final and non-appealable, (vi) by either ACAB or the Company if certain required approvals are not obtained from the ACAB stockholders after the conclusion of a special meeting of ACAB’s stockholders held for such purpose at which such shareholders voted on such approvals and (vii) by ACAB, if the Company does not deliver to ACAB the required Company Stockholder Written Consent (as defined in the Business Combination Agreement) prior to the Company Stockholder Written Consent Deadline (as defined in the Business Combination Agreement).

If the Business Combination Agreement is validly terminated, none of the parties to the Business Combination Agreement will have any liability or any further obligation under the Business Combination Agreement, other than customary confidentiality obligations, except in the case of willful Breach or fraud.

A copy of the Business Combination Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Business Combination Agreement is qualified in its entirety by reference to the full text of the Business Combination Agreement filed with this Current Report on Form 8-K. The Business Combination Agreement is included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about ACAB, the Company or the other parties thereto. In particular, the assertions embodied in representations and warranties by ACAB, the Company and Merger Sub contained in the Business Combination Agreement are qualified by information in the disclosure schedules provided by the parties in connection with the signing of the Business Combination Agreement. These disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Business Combination Agreement. Moreover, certain representations and warranties in the Business Combination Agreement were used for the purpose of allocating risk between the parties, rather than establishing matters as facts. Accordingly, investors and security holders should not rely on the representations and warranties in the Business Combination Agreement as characterizations of the actual state of facts about ACAB, the Company or Merger Sub.

Sponsor Letter Agreement

On December 11, 2023, Atlantic Coastal Acquisition Management II LLC, a Delaware limited liability company (the “Sponsor”) entered into an agreement with ACAB, the Company and Abpro Bio Co., Ltd (the “Sponsor Letter Agreement”), whereby Sponsor agrees to (i) retain 2.95 million shares of ACAB Series A Common Stock held by it, (ii) divide 2,458,333 shares of ACAB Series A Common Stock held by it among the Sponsor, who will be entitled to 491,667 of the shares, the Company, who will be entitled to 983,333 of the shares, and Abpro Bio Co., Ltd, who will be entitled to 983,333 of the shares, for such party to use to obtain non-redemption commitments from ACAB stockholders or other capital for ACAB or the Surviving Company (with any shares unused for such purpose to be retained by such party) and (ii) forfeit the remainder of any ACAB Series A Common Stock and ACAB Series B Common Stock held by it.

The foregoing description of the Sponsor Letter Agreement is qualified in its entirety by reference to the full text of the Sponsor Support Agreement, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Sponsor Support Agreement

On December 11, 2023, ACAB, the Company and the Sponsor entered into the Sponsor Support Agreement pursuant to which the Sponsor agreed to, among other things, vote all of its shares of ACAB Series A Common Shares and ACAB Series B Common Shares held by it, whether now owned or hereafter acquired, (i) in favor of the approval and adoption of the Business Combination Agreement and the transactions contemplated thereby (including the Business Combination), and (ii) against any proposal, action or agreement that would impede, interfere with, delay, postpone or discourage any provision of the Sponsor Support Agreement, the Business Combination Agreement or the transactions contemplated thereby (including the Business Combination). In addition, in the Sponsor Support Agreement, the Sponsor agrees to waive, and not to assert or perfect, among other things, any rights to adjustment or other anti-dilution protections with respect to the rate at which the shares of ACAB Series B Common Stock held by the Sponsor convert into shares of ACAB Series A Common Stock in connection with the transactions contemplated by the Business Combination Agreement.

The foregoing description of the Sponsor Support Agreement is qualified in its entirety by reference to the full text of the Sponsor Support Agreement, a copy of which is included as Exhibit A to Exhibit 2.1 hereto, and the terms of which are incorporated herein by reference.

Abpro Support Agreements

On December 11, 2023, certain Abpro stockholders (the “Abpro Supporting Stockholders”) entered into support agreements with Abpro (the “Abpro Support Agreements”). Under the Abpro Support Agreements, each Abpro Supporting Stockholder agreed, within 48 hours after the date that the Proxy/Information Statement is disseminated by Abpro to its stockholders following the effectiveness of the Registration Statement, to execute and deliver a written consent with respect to all outstanding shares of Abpro common stock and Abpro preferred stock held by such Abpro Supporting Stockholder (the “Subject Abpro Shares”) approving the Business Combination Agreement and the transactions contemplated thereby (including the Business Combination). In addition to the foregoing, each Abpro Supporting Stockholder agreed that, at any meeting of the holders of Abpro capital stock, each such Abpro Supporting Stockholder will appear at the meeting, in person or by proxy, and cause its Subject Abpro Shares to be counted as present thereat for purposes of calculating a quorum and voted (i) to approve and adopt the Business Combination Agreement, the transactions contemplated thereby (including the Business Combination), and any other matters necessary or reasonably requested by Abpro for consummation of the Business Combination, and (ii) against any proposal that conflicts or materially impedes or interferes with, or would adversely affect or delay, the consummation of the transactions contemplated by the Business Combination Agreement (including the Business Combination).

The Abpro Support Agreements also prohibits the Abpro Supporting Stockholders from, prior to the Effective Time, among other things, (i) selling, assigning, transferring (including by operation of law), placing a lien on, pledging, disposing of or otherwise encumbering any of the Subject Abpro Shares, except if such transaction is in compliance with applicable securities laws, the governing documents of Abpro and the Business Combination Agreement, and the transferee agrees to be bound by the terms of the Abpro Support Agreement (ii) pledging, encumbering or creating a Lien on any Subject Abpro Shares or entering into any contract, option, commitment or other arrangement or understanding with respect to the foregoing, (iii) granting any proxies or powers of attorney or entering into a voting agreement or other arrangement with respect to any Subject Abpro Shares, or (iv) taking any action in furtherance of the foregoing.

The foregoing description of the Abpro Support Agreements is qualified in its entirety by reference to the full text of the Sponsor Support Agreements, a form of which is included as Exhibit B to Exhibit 2.1 hereto, and the terms of which are incorporated herein by reference.

Company Lock-Up Agreements

Prior to Closing, certain Abpro stockholders will enter into lock-up agreements (the “Abpro Lock-up Agreements”), pursuant to which Abpro stockholders will agree not to transfer, following the Closing, such Abpro stockholder’s shares of ACAB New Common Shares constituting such Abpro stockholder’s Merger Consideration until the earlier of (x) the twelve month anniversary of the date of the Closing, (y) if the reported last sale price of the shares of ACAB New Common Shares equals or exceeds $12.00 per share (as adjusted for share splits, share dividends, right issuances, reorganizations, recapitalizations and the like) for any twenty (20) trading days within any thirty (30) trading day period commencing at least one-hundred and fifty (150) days after the Closing, and (z) the date after the Closing on which the Surviving Company consummates a liquidation, merger, capital stock exchange, reorganization or other similar transaction with an unaffiliated third party that results in all of the Surviving Company’s shareholders having the right to exchange their common stock of the Surviving Company for cash, securities or other property.

The foregoing description of the Abpro Lock-Up Agreements are subject to and qualified in its entirety by reference to the full text of the form of Abpro Lock-Up Agreement, a copy of which is included as Exhibit C to Exhibit 2.1 hereto, and the terms of which are incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

The information set forth below under this Item 7.01, including the exhibits attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Important Information and Where to Find It

In connection with the Business Combination and the transactions contemplated thereby, ACAB intends to file the Registration Statement on Form S-4, with the SEC, which will include the Proxy Statement/Prospectus to be distributed to holders of ACAB’s common stock in connection with ACAB’s solicitation of proxies for the vote by ACAB’s stockholders with respect to the Proposed Transactions and other matters as described in the Registration Statement, a prospectus relating to the offer of the securities to be issued to stockholders in connection with the Proposed Transactions, and an information statement to Company’s stockholders regarding the Proposed Transactions. After the Registration Statement has been filed and declared effective, ACAB will mail a definitive proxy statement/prospectus, when available, to its stockholders. Investors and security holders and other interested parties are urged to read the proxy statement/prospectus, any amendments thereto and any other documents filed with the SEC carefully and in their entirety when they become available because they will contain important information about ACAB, the Company and the Proposed Transactions. When available, investors and security holders may obtain free copies of the Proxy/Information Statement and definitive proxy statement/prospectus and other documents filed with the SEC by ACAB through the website maintained by the SEC at http://www.sec.gov, or by directing a request to: Atlantic Coastal Acquisition Corp. II, 6 St Johns Lane, Floor 5 New York, NY 10013.

Participants in the Solicitation

ACAB and the Company and their respective directors and certain of their respective executive officers and other members of management and employees may be considered participants in the solicitation of proxies with respect to the Proposed Transactions. Information about the directors and executive officers of ACAB is set forth in its Annual Report on Form 10-K for the fiscal year ended December 30, 2022. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the Registration Statement and other relevant materials to be filed with the SEC regarding the Proposed Transactions when they become available. Stockholders, potential investors and other interested persons should read the Registration Statement carefully when it becomes available before making any voting or investment decisions. When available, these documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Forward-Looking Statements

This Current Report on Form 8-K includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe”, “project”, “expect”, “anticipate”, “estimate”, “intend”, “strategy”, “future”, “opportunity”, “plan”, “may”, “should”, “will”, “would”, “will be”, “will continue”, “will likely result” or similar expressions. that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of revenue and other financial and performance metrics and projections of market opportunity and expectations, ACAB’s ability to enter into definitive agreements or consummate a transaction with the Company; ACAB’s ability to obtain the financing necessary consummate the Proposed Transactions; and the expected timing of completion of the Proposed Transactions. These statements are based on various assumptions and on the current expectations of ACAB’s and the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of ACAB and the Company. These forward looking statements are subject to a number of risks and uncertainties, including general economic, financial, legal, political and business conditions and changes in domestic and foreign markets; the outcome of judicial proceedings to which ACAB or the Company is, or may become a party; the inability of the parties to enter into definitive agreements or successfully or timely consummate the Proposed Transactions or to satisfy the other conditions to the closing of the Proposed Transactions, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company; the risk that the approval of the stockholders of ACAB for the Proposed Transactions is not obtained; failure to realize the anticipated benefits of the Proposed Transactions, including as a result of a delay in consummating the Proposed Transaction or difficulty in, or costs associated with, integrating the businesses of ACAB and the Company; the amount of redemption requests made by ACAB’s stockholders; the occurrence of events that may give rise to a right of one or both of ACAB and the Company to terminate the Business Combination Agreement; risks related to the rollout of the Company’s business and the timing of expected business milestones; the effects of competition on the Company’s future business; and those factors discussed in ACAB’s Registration Statement on Form S-1 filed with the SEC on December 2, 2021, as amended, Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and Quarterly Reports on Forms 10-Q for the fiscal quarters ended March 31, 2023 and June 30, 2023 under the heading “Risk Factors,” and other documents of ACAB filed, or to be filed, with the SEC. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither ACAB nor the Company presently know or that ACAB and the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect ACAB’s and the Company’s expectations, plans or forecasts of future events and views as of the date of this Current Report on Form 8-K. ACAB and the Company anticipate that subsequent events and developments will cause their assessments to change. However, while ACAB and the Company may elect to update these forward-looking statements at some point in the future, ACAB and the Company specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing ACAB’s or the Company’s assessments as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements. Neither ACAB nor the Company gives any assurance that either ACAB or the Company, or the combined company, will achieve its objectives.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Business Combination Agreement, dated as of December 11, 2023, by and among ACAB, Merger Sub and the Company.

10.1	Sponsor Letter Agreement, dated as of December 11, 2023, by and among ACAB, the Sponsor, the Company and Abpro Bio Co., Ltd.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLANTIC COASTAL ACQUISITION CORP. II

	By:	/s/ Shahraab Ahmad
		Name:	Shahraab Ahmad
		Title:	Chief Executive Officer

Dated: December 12, 2023